EXHIBIT 10.2

                                 LEASE AGREEMENT

THIS LEASE made this first day of March, 1999, by and between MEDICAL DOCTOR ASSOCIATES, INC., a Georgia corporation, first party (hereinafter called "Tenant"), and ADKS Realty Corporation, a Georgia corporation, second party (hereinafter called "Landlord");

                                   WITNESSETH:

     1. PREMISES. The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"), to wit:

     Office building located at 145 Technology Parkway, Technology Park, in Gwinnett County, Sate of Georgia

     No easement for light or air is included in the Premises.

     2. TERM. To have to hold the same for a term of fifteen (15) years beginning on the first day of March 1999, and ending on the last day of February, 2014 at midnight, unless sooner terminated as hereinafter provided.

     3. RENTAL. Tenant agrees to pay Landlord, an annual rental in the amount of $300,000, which shall be paid promptly on the first day of each month in advance, during the term of this lease, in equal monthly installments of $25,000.

     4. UTILITY BILLS. Tenant shall pay utility bills, including but not limited to, water, sewer, gas, electricity, fuel, light and heat bills for the Premises, and Tenant shall pay all charges for garbage collection services or other sanitary services rendered to the Premises or used by Tenant in connection therewith. If Tenant fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Landlord may pay the same and such payment shall be added to and become part of the next rental payment due under this Lease.

     5. USE OF PREMISES. Premises shall be used for corporate offices purposes and no other. Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on Premises.

     6. ABANDONMENT OF THE PREMISES. Tenant agrees not to abandon or vacate the Premises during the period of this Lease and agrees to use said Premises for the purposes herein leased until the expiration hereof.

     7. REPAIRS OF TENANT. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease extensions or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units), and other improvements located thereon. An expense cap of $15,000 per year on major replacement items such as compressors, air handling units and heating units, and total roof refurbishment by Tenant. Tenant further agrees to care for the grounds around the building, including the mowing of grass, paving, care of shrubs and general landscaping. Tenant agrees to return said Premises to Landlord at the expiration, or prior to termination of this Lease in as good condition and repaid as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

     8. TAX ESCALATION. Tenant shall pay upon demand, as additional rental during the term of this Lease and any extension or renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 1991. In the event the Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the rentable floor area of the entire property assessed. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis of determining the pro rata share, if any, to be paid by Tenant for that portion of the last lease year. Tenant's pro rata portion of increased taxes, are not provided herein, shall be payable within fifteen days after receipt of notice from Landlord as to the amount due.

     9. DESTRUCTION OF, OR DAMAGE TO, PREMISES. If Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If Premises are damaged but not wholly destroyed by any of such casualties, rental shall abate in such proportion as use of Premises has been destroyed, and Landlord shall restore Premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.

     10. INDEMNITY. Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of Tenant's use or occupancy of Premises, and all expenses incurred by Landlord because thereof, including attorneys' fees and court costs. Supplementing the foregoing and in addition thereof, Tenant shall during all terms of this Lease, and any extension thereof, and at Tenant's expense maintain in full force and effect comprehensive general liability insurance with limits of $500,000.00 per person and $1,000,000.00 per accident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph. Such insurance policy shall contain a clause expressly waiving any right of the insurer of subrogation against Landlord. Prior to the commencement of the term of this Lease, Tenant shall furnish Landlord with a certificate of such insurance which shall show the waiver of subrogation, and the endorsement required hereby. Such certificate shall provide that Landlord will be given ten (10) days written notice prior to cancellation or expiration of the insurance evidenced thereby.

     11. Governmental Orders. Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by party giving such notice unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.

     12. Condemnation. If the whole of the leased Premises, or such portion thereof as will make Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of that date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

     13. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest hereunder, or sublet Premises or any part thereof, or permit the use of any party other than Tenant. Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

     14. REMOVAL OF FIXTURES. Tenant may (if not in default hereunder), prior to the expiration of this Lease, or any extension thereof, remove all fixtures and equipment which he has placed in Premises, provided Tenant repairs all damage to Premises caused by such removal.

     15. EVENTS OF DEFAULT. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (1) Tenant fails to pay the rental as provided for herein; (2) Tenant abandons or vacates the Premises; (3) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (4) Tenant is adjudicated bankrupt; (5) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (6) Tenant, either voluntarily or involuntarily, takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; (7) Tenant makes an assignment for benefit of creditors; or
          (8) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

     16. REMEDIES UPON DEFAULT. Upon the occurrence of any Event of Default, Landlord may pursue any one or more of the following remedies, separately or concurrently, without any notice (except as specifically provided hereafter) and without prejudice to any other remedy herein provided or provided by law: (a) if the Event of Default involves nonpayment of rental, and Tenant fails to cure such default within ten
          (10) days after receipt of written notice thereof from Landlord, or if the Event of Default involves a default in performing any of the terms of provisions of this Lease other than the payment of rental, and Tenant fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Landlord, Landlord may terminate this lease by giving written notice to Tenant and upon such termination shall be entitled to recover from the Tenant damages in an amount equal to all rental which is then due and which would otherwise have become due throughout the remaining term of this Lease, or any renewal thereof (as if this Lease had not been terminated); or
          (b) if the Event of Default involves any matter other than those set forth in item (a) of this paragraph, the Landlord may terminate this Lease by giving written notice to Tenant, and upon such termination, shall be entitled to recover from Tenant damages in an amount equal to all rental which is then due and which would otherwise have become due throughout the remaining term of this Lease or any renewal or extension thereof (as if this Lease had not been terminated); or (c) upon any Event of Default, Landlord may give to Tenant written notice of such default and advise Tenant that unless such default is cured within ten (10) days after receipt of such notice, the entire amount of the rental for the remainder of the term of this Lease, or any renewal or extension thereof, shall immediately become due and payable upon the expiration of the ten day period, and thereafter unless all the terms and provisions of this Lease are fully complied with by the Tenant without said ten day period, the entire amount of said rental shall thereupon become immediately due and payable without further notice to Tenant; or (d) upon any Event of Default, Landlord, as Tenant's agent, without terminating this Lease may enter upon and rent the Premises, in whole or, in part, at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper, with Tenant being liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting; provided however, that Landlord shall not be considered to be under any duty by reason of this provision to take any action to mitigate damages by reason of Tenant's default.

     17. EXTERIOR SIGNS. Tenant shall place no signs upon the outside walls or roof of the leased Premises except with the written consent of the Landlord. Any and all signs placed on the within leased Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

     18. ENTRY FOR CARDING, ETC. Landlord may card Premises "For Rent" or "For Sale" thirty (30) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

     19. EFFECT OF TERMINATION OF LEASE. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

     20. MORTGAGEE'S RIGHTS. Tenant's right shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the Premises by Landlord. Tenant shall, if requested by Landlord, execute a separate agreement reflecting such subordination.

     21. NO ESTATE IN LAND. This Lease shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

     22. HOLDING OVER. If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at the end of Lease; and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, then Tenant shall be a tenant at sufferance and, commencing on the date following the date of such expiration, the monthly rental payable under paragraph 3 hereof shall, for each month or fraction thereof during which Tenant so remains in possession, be twice the monthly rental otherwise payable under paragraph 3 hereof.

     23. ATTORNEYS' FEES AND HOMESTEAD. If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay twenty (20%) percent thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord his homestead and exemption.

     24. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

     25. SERVICE OF NOTICE. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of leased Premises at the time, or occupying said Premises; and if no person is in charge of, or occupying said Premises, then such service or notice may be made by attaching the same on the main entrance to said Premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said Premises.

     26. WAVIER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     27. DISCLOSURE OF OWNERSHIP. The owner of the Premises is ADKS Realty Corporation, a Georgia corporation, whose address is 145 Technology Parkway, the persons authorized to manage the Premises is Kenneth M. Shumard and Agatino S. DiBella, whose address is 145 Technology Parkway. Service of process and demands and notices as to the Landlord shall be made on Kenneth M. Shumard & Agatino S. DiBella, who is authorized to acknowledge the receipt of same.

     28.  TIME OF ESSENCE. Time is of the essence of this agreement.

     29. DEFINITIONS. "Landlord" as used in this Lease shall include the first party, his heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include second party, his heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to Premises covered by such assignment or sublease. "Agent" shall include third party, his successors, assigns, heirs and representatives. "Landlord", 'Tenant", and "Agent" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular party.

     30. SPECIAL STIPULATIONS. Insofar as the following stipulations conflict with any of the foregoing provisions, the following shall control:

          (a) The rent to be paid to Landlord by Tenant shall be net to Landlord, and Tenant covenants and agrees that it will also pay, or cause to be paid all charges and assessments of every kind and character which may be made against the Premises during the term of this Lease including but not limited to:

               (i) Any and all taxes of every kind which may be assessed against the Premises or against Landlord by reason of its ownership of the Premises;

               (ii) Any and all taxes which may be assessed against the improvements as may be presently located or hereafter placed on the Premises;

               (iii) Any and all sales taxes which may be assessed against the rent due hereunder by any governmental authority having jurisdiction there over;

               (iv) Any and all charges or assessments for sewer or water lines, or for street or sidewalk construction, paving or repair; and

               (v) Any and all bills for utilities or services furnished to or for the Premises.

          (b) Tenant shall at its sole cost and expense, maintain any and all improvements presently located on or hereafter constructed on the Premises (any such improvements herein referred to as the "Improvements") in good order and repair, and. to make all necessary repairs, replacements and renewals thereof, whether interior or exterior, structural or non-structural.

          (c)  (i)   Tenant shall secure and maintain in force, at Tenant's
                     expense, during the term of the Lease, fire and "extended coverage" insurance on all improvements now or hereafter located on the Premises in an amount sufficient to prevent any party in. interest from being or becoming a co-insurer on any part of the risk, which amount shall not be less than one hundred (100%) percent of the "full insurable value" being the cost of replacing such Improvements. All policies of such insurance shall include the name of the Landlord as one of the parties insured and shall fully protect both the Landlord and Tenant as their respective interests may appear. Should the improvements be damaged by casualty insured under such policies, Tenant will use the proceeds received from such policies to repair and restore the damaged improvements to the condition existing prior to such casualty or to construct new improvements.

               (ii) Tenant at its own cost and expense during the term of this Lease shall carry in full force and effect public liability insurance covering the Landlord as well as Tenant in amounts of not less than $1,000,000.00 for injury to or death of any one person, and $1,000,000.00 for injury or death of any number of persons in any one accident, and $500,000.00 for damage to property. All policies of such insurance shall include the name of the Landlord as one of the parties insured and shall fully protect both the Landlord and Tenant as their respective interests may appear.

               (iii) Promptly upon the writing of the policies required of
                     Landlord as described herein, Tenant will deliver to the Landlord certificates of all such policies.

          (d) Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including reasonable attorneys' fees which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurring during the term of this Lease:

               (i) any work or thing done in, on or about the Premises or any part thereof by or on behalf of Tenant;

               (ii) any use, non-use, possession, occupation, condition,
                    operation, maintenance or management of the Lease Premises or any part thereof;

               (iii) any negligence on the part of Tenant or any of its agents, contractors, servants, employees, licensees, invitees or designees;

           (iv) any accident, injury or damage to any person or property occurring in, on or about the Premises orany part thereof which occurs as a result of any act, or failure to act, on the part of Tenant or any of its agents, contractors, servants, employees, licensees, invitees, or designees.

      (e) Notwithstanding any provision herein to the contrary, this Lease shall be a "net- net-net" lease, and the rents reserved hereunder shall be a paid without any set- off, offset, or deduction of any nature.

This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.

Signed, sealed and delivered This 25th day of February, 1999, in the presence of:


Signed, sealed and delivered This               TENANT:
25th day of February 1999, In the               MEDICAL DOCTOR ASSOCIATES, INC.
presence of:                                    a Georgia corporation


//signed//Miller
--------------------------------------
            Witness                             By:    //signed//K. M. Shumard
                                                       -------------------------
                                                Name:  K. M. Shumard
                                                       -------------------------
                                                Title: CEO
                                                       -------------------------

//signed//Kim Kisling
--------------------------------------
NOTARY PUBLIC              (AFFIX SEAL)

My commission expires:
Notary Public, Dekalb County, Georgia
My Commission Expires February 8, 2002


---------------------------------------


Signed, sealed and delivered This               LANDLORD:
25th day of February 1999, in the               ADKS REALTY CORPORATION, A
presence of:                                    Georgia corportion

//signed//Miller                                By:    //signed//K. M. Shumard
--------------------------------------                 -------------------------
          Witness                               Name:  K. M. Shumard
                                                       -------------------------
                                                Title: Vice President
                                                       -------------------------

                                                         (CORPORATE SEAL)

//signed//Kim Kisling
---------------------------------------
Notary Public              (AFFIX SEAL)

My commission expires:
Notary Public, Dekalb County, Georgia
My Commission Expires February 8, 2002


----------------------------------------

                                                                     Page 7 or 7